Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2024

	Shares	Value
COMMON STOCKS† - 0.1%
Consumer, Non-cyclical - 0.1%
Endo, Inc.*	9,946	$ 267,548
Industrial - 0.0%
BP Holdco LLC*,†††,1	15,619	18,932
YAK BLOCKER 2 LLC*,†††	5,183	10,298
YAK BLOCKER 2 LLC*,†††	4,791	9,518
Targus, Inc.*,†††	17,838	757
Vector Phoenix Holdings, LP*,†††	15,619	331
Targus, Inc.*,†††	17,838	101
Targus, Inc.*,†††	17,838	2
Total Industrial		39,939
Communications - 0.0%
Figs, Inc. — Class A*	3,754	23,162
Vacasa, Inc. — Class A*	511	1,712
Total Communications		24,874
Financial - 0.0%
Finance Co I SARL / Endo US, Inc.†††,2	350,000	35
Total Common Stocks
(Cost $404,957)		332,396
PREFERRED STOCKS†† - 2.0%
Financial - 2.0%
Equitable Holdings, Inc.
4.30%	140,000	2,772,000
W R Berkley Corp.
4.13% due 03/30/61	95,975	1,837,921
Kuvare US Holdings, Inc.
7.00% due 02/17/51[3]	1,220,000	1,223,050
Goldman Sachs Group, Inc.
7.50%	1,000,000	1,049,091
PartnerRe Ltd.
4.88%	46,000	832,600
Selective Insurance Group, Inc.
4.60%	20,000	369,600
First Republic Bank
4.25%*,†††	31,650	63
4.50%*,†††	17,750	36
Total Financial		8,084,361
Total Preferred Stocks
(Cost $11,004,375)		8,084,361
WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	9,372	95
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,5	23,730	2
Pershing Square Holdings, Ltd.
Expiring 12/31/49*,†††,5	11,865	1
Total Warrants
(Cost $21,703)		98
MONEY MARKET FUNDS† - 0.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.14%[6]	2,411,617	2,411,617
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.16%[6]	639,487	639,487
Total Money Market Funds
(Cost $3,051,104)		3,051,104
	Face Amount~
MUNICIPAL BONDS†† - 64.2%
California - 10.5%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds[14]
7.10% due 08/01/40	7,785,000	9,240,934
6.80% due 08/01/30	2,245,000	2,506,420
Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	10,059,451
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47	3,395,000	3,685,790
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,562,783
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40[9]	2,450,000	1,993,591
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	1,865,789
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44	2,000,000	1,713,865
Hillsborough City School District General Obligation Unlimited
due 09/01/38[7]	1,600,000	793,880
due 09/01/37[7]	1,120,000	589,024
due 09/01/40[7]	500,000	220,118
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45	1,500,000	1,154,883
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,101,453
Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,013,664

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
MUNICIPAL BONDS†† - 64.2% (continued)
California - 10.5% (continued)
Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable[14]
7.25% due 08/01/28	660,000	$702,494
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
2.91% due 03/01/35	500,000	427,343
3.27% due 03/01/40	250,000	203,577
3.29% due 03/01/41	70,000	56,239
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	512,311
California State University Revenue Bonds
3.90% due 11/01/47	500,000	436,224
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41	400,000	310,652
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	228,071
Coast Community College District General Obligation Unlimited
2.98% due 08/01/39	250,000	204,448
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	180,000	182,898
Total California		42,765,902
Texas - 9.3%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds[14]
7.09% due 01/01/42	10,020,000	11,485,619
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[9]	8,900,000	7,638,347
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	8,000,000	5,968,991
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[9]	5,250,000	4,312,085
3.27% due 01/01/45	1,150,000	884,355
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[9]	6,500,000	4,765,881
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	1,798,673
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	1,661,277
Total Texas		38,515,228
Washington - 5.8%
Central Washington University Revenue Bonds
6.95% due 05/01/40[9]	5,000,000	5,704,854
Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds[14]
6.50% due 05/01/30	5,000,000	5,322,908
Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds[14]
6.79% due 07/01/40	4,415,000	4,884,614
Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds[14]
7.10% due 04/01/32	3,325,000	3,643,777
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	3,350,254
King County Public Hospital District No. 2 General Obligation Limited
3.11% due 12/01/44	1,100,000	828,340
Total Washington		23,734,747
Pennsylvania - 4.6%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30	10,330,000	11,082,149
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[9]	6,895,000	7,691,692
Total Pennsylvania		18,773,841
Illinois - 4.3%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds[14]
6.90% due 01/01/40	5,100,000	5,795,962
Illinois, General Obligation Bonds, Taxable Build America Bonds[14]
7.35% due 07/01/35	3,928,571	4,294,586

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
MUNICIPAL BONDS†† - 64.2% (continued)
Illinois - 4.3% (continued)
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[14]
6.74% due 11/01/40	2,990,000	$3,384,988
Illinois Housing Development Authority Revenue Bonds
6.10% due 10/01/49	2,000,000	2,038,831
6.05% due 10/01/44	750,000	767,531
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	786,923	833,633
6.73% due 04/01/35[9]	169,231	179,846
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	191,680
Total Illinois		17,487,057
New York - 3.8%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[14]
8.57% due 11/01/40	10,010,000	10,054,358
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51[9]	5,000,000	3,841,100
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34	2,250,000	1,905,777
Total New York		15,801,235
Ohio - 3.5%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	8,900,000	6,182,708
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[9]	5,000,000	5,244,589
Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,504,300
Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds
7.00% due 12/01/28	670,000	671,268
Total Ohio		14,602,865
Oklahoma - 3.3%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	10,540,894
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,740,713
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	129,352
Total Oklahoma		13,410,959
West Virginia - 2.9%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds 2010[14]
7.65% due 04/01/40[9]	10,000,000	12,055,782

Indiana - 2.9%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[9]	8,690,000	8,840,101
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	2,914,246
Total Indiana		11,754,347
Michigan - 1.9%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	2,440,000	2,899,474
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29	2,640,000	2,859,847
Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	1,010,000	1,011,114
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	675,000	676,081
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	415,000	415,533
Total Michigan		7,862,049
Colorado - 1.6%
Colorado Housing and Finance Authority Revenue Bonds
5.60% due 11/01/43	1,700,000	1,699,616
5.50% due 11/01/39	1,250,000	1,259,563
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	2,702,855

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
MUNICIPAL BONDS†† - 64.2% (continued)
Colorado - 1.6% (continued)
University of Colorado Revenue Bonds
2.81% due 06/01/48	920,000	$668,182
Total Colorado		6,330,216
South Carolina - 1.4%
County of Horry South Carolina Airport Revenue Bonds
7.33% due 07/01/40[9]	5,000,000	5,953,269

New Jersey - 1.2%
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42	3,500,000	2,887,865
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40	2,500,000	1,933,667
Total New Jersey		4,821,532
Massachusetts - 1.1%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42	3,400,000	2,587,990
2.87% due 07/01/51	750,000	523,940
Massachusetts Development Finance Agency Revenue Bonds
3.52% due 10/01/46	2,250,000	1,633,977
Total Massachusetts		4,745,907
Alabama - 1.1%
Auburn University Revenue Bonds
2.68% due 06/01/50	6,500,000	4,463,740

Mississippi - 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	4,500,000	3,538,985

New Hampshire - 0.8%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51	4,800,000	3,498,488

Virginia - 0.6%
Virginia Housing Development Authority Revenue Bonds
5.57% due 10/01/49	1,700,000	1,650,944
5.95% due 10/01/54	1,000,000	1,009,056
Total Virginia		2,660,000
Maryland - 0.6%
Maryland Department of Housing & Community Development Revenue Bonds
6.04% due 09/01/49	2,500,000	2,540,746

Louisiana - 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.05% due 05/01/38	2,500,000	2,083,167

Idaho - 0.5%
Idaho Housing & Finance Association Revenue Bonds
5.55% due 07/01/49	2,000,000	1,938,367

District of Columbia - 0.3%
District of Columbia Revenue Bonds
6.73% due 09/01/47[3]	1,200,000	1,377,889
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40[9]	100,000	93,718
Total District of Columbia		1,471,607

Tennessee - 0.2%
Tennessee Housing Development Agency Revenue Bonds
5.98% due 07/01/54	500,000	509,429
5.97% due 07/01/54	500,000	508,871
Total Tennessee		1,018,300
Connecticut - 0.2%
Connecticut Housing Finance Authority Revenue Bonds
6.09% due 11/15/49	800,000	817,598

Kentucky - 0.1%
Kentucky Housing Corp. Revenue Bonds
5.90% due 01/01/55	500,000	509,885

Iowa - 0.1%
Iowa Finance Authority Revenue Bonds
5.92% due 07/01/49	500,000	505,818

Nevada - 0.1%
Nevada Housing Division Revenue Bonds
5.84% due 10/01/49	250,000	251,549

Minnesota - 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	229,597

Arkansas - 0.0%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	203,287

Total Municipal Bonds
(Cost $278,072,794)		264,346,070
CORPORATE BONDS†† - 33.1%
Financial - 13.7%
Central Storage Safety Project Trust
4.82% due 02/01/38[2]	6,589,536	6,126,566
Wilton RE Ltd.
6.00% †††,3,4,8	3,800,000	3,430,257
Blue Owl Finance LLC
4.38% due 02/15/32[3,9]	2,150,000	1,967,786
Ares Finance Company IV LLC
3.65% due 02/01/52[3,9]	2,650,000	1,939,777
Intact Financial Corp.
5.46% due 09/22/32[3,9]	1,900,000	1,929,545
Pershing Square Holdings Ltd.
3.25% due 10/01/31[3]	2,100,000	1,777,507
Maple Grove Funding Trust I
4.16% due 08/15/51[3,9]	2,500,000	1,772,757

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
CORPORATE BONDS†† - 33.1% (continued)
Financial - 13.7% (continued)
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	2,700,000	$1,767,854
Accident Fund Insurance Company of America
8.50% due 08/01/32[3,9]	1,750,000	1,760,745
Global Atlantic Finance Co.
4.70% due 10/15/51[3,4,9]	1,450,000	1,362,508
6.75% due 03/15/54[3]	260,000	265,939
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3,9]	1,500,000	1,425,402
Prudential Financial, Inc.
5.13% due 03/01/52[4]	1,200,000	1,169,214
National Life Insurance Co.
10.50% due 09/15/39[3]	900,000	1,167,849
Stewart Information Services Corp.
3.60% due 11/15/31	1,350,000	1,158,003
United Wholesale Mortgage LLC
5.50% due 11/15/25[3]	1,100,000	1,096,919
FS KKR Capital Corp.
3.25% due 07/15/27[9]	1,150,000	1,079,566
Jefferies Financial Group, Inc.
6.20% due 04/14/34[9]	1,000,000	1,052,221
Nuveen LLC
5.85% due 04/15/34[3,9]	1,000,000	1,046,791
Macquarie Bank Ltd.
3.05% due 03/03/36[3,4,9]	1,200,000	1,035,622
Encore Capital Group, Inc.
9.25% due 04/01/29[3]	500,000	532,250
8.50% due 05/15/30[3]	450,000	470,891
Kennedy-Wilson, Inc.
5.00% due 03/01/31	1,150,000	1,000,365
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,4]	1,000,000	998,300
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[3]	950,000	997,728
JPMorgan Chase & Co.
5.72% due 09/14/33[4,9]	950,000	993,716
AmFam Holdings, Inc.
3.83% due 03/11/51[3,9]	1,600,000	987,076
Nippon Life Insurance Co.
5.95% due 04/16/54[3,4]	950,000	985,487
Horace Mann Educators Corp.
7.25% due 09/15/28[9]	900,000	972,969
Safehold GL Holdings LLC
6.10% due 04/01/34[9]	900,000	936,160
UBS AG/Stamford CT
7.95% due 01/09/25[9]	900,000	907,254
NatWest Group plc
7.47% due 11/10/26[4,9]	850,000	872,855
Corebridge Financial, Inc.
6.88% due 12/15/52[4]	840,000	858,130
LPL Holdings, Inc.
4.38% due 05/15/31[3]	650,000	606,867
6.00% due 05/20/34	220,000	226,080
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	750,000	819,257
Toronto-Dominion Bank
8.13% due 10/31/82[4]	750,000	799,123
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[3]	1,000,000	797,984
CNO Financial Group, Inc.
6.45% due 06/15/34[9]	750,000	782,337
Standard Chartered plc
7.78% due 11/16/25[3,4,9]	750,000	753,466
MidCap Funding XLVI Trust
8.84% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/15/27◊,†††	700,000	700,000
Lazard Group LLC
6.00% due 03/15/31	660,000	688,250
QBE Insurance Group Ltd.
5.88%[3,4,8]	650,000	649,106
Bank of Nova Scotia
8.63% due 10/27/82[4]	550,000	589,099
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[3]	560,000	553,397
HUB International Ltd.
5.63% due 12/01/29[3]	550,000	536,911
Belvoir Land LLC
5.60% due 12/15/35[3]	500,000	488,975
Dyal Capital Partners III (B) LP
6.55% due 06/15/44†††	440,000	451,759
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[3]	400,000	414,963
OneMain Finance Corp.
9.00% due 01/15/29	350,000	371,870
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]	300,000	285,520
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[3,4]	200,000	170,987
Total Financial		56,531,960
Consumer, Non-cyclical - 4.6%
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52	1,200,000	942,533
5.75% due 04/01/33	763,000	781,052
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[9]	2,500,000	1,664,424
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,554,951
Post Holdings, Inc.
4.50% due 09/15/31[3]	1,300,000	1,209,654
IP Lending X Ltd.
7.75% due 07/02/29†††,3	1,125,000	1,130,625
Universal Health Services, Inc.
2.65% due 01/15/32[9]	1,300,000	1,109,269

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
CORPORATE BONDS†† - 33.1% (continued)
Consumer, Non-cyclical - 4.6% (continued)
Altria Group, Inc.
3.70% due 02/04/51[9]	1,500,000	$1,084,146
Reynolds American, Inc.
5.70% due 08/15/35[9]	1,050,000	1,075,089
GXO Logistics, Inc.
6.50% due 05/06/34[9]	1,000,000	1,038,778
HCA, Inc.
4.63% due 03/15/52[9]	1,200,000	1,015,365
Amgen, Inc.
4.40% due 02/22/62[9]	1,200,000	994,618
Sotheby's
7.38% due 10/15/27[3]	1,000,000	954,947
BCP V Modular Services Finance II plc
6.13% due 10/30/28[3]	GBP 750,000	925,949
BAT Capital Corp.
7.08% due 08/02/43[9]	800,000	891,687
AZ Battery Property LLC
6.73% due 02/20/46†††	680,000	702,064
Baylor College of Medicine
5.26% due 11/15/46	600,000	586,400
Triton Container International Ltd.
3.15% due 06/15/31[3]	650,000	559,836
Medline Borrower, LP
5.25% due 10/01/29[3]	450,000	441,962
Upbound Group, Inc.
6.38% due 02/15/29[3]	250,000	243,860
OhioHealth Corp.
2.83% due 11/15/41	300,000	224,557
Total Consumer, Non-cyclical		19,131,766
Consumer, Cyclical - 3.7%
Delta Air Lines, Inc.
7.00% due 05/01/25[3,9]	4,019,000	4,045,768
United Airlines, Inc.
4.63% due 04/15/29[3,9]	2,200,000	2,094,182
Warnermedia Holdings, Inc.
6.41% due 03/15/26	900,000	899,914
5.14% due 03/15/52	1,150,000	874,688
Hyatt Hotels Corp.
5.75% due 04/23/30[9]	1,100,000	1,139,522
Flutter Treasury Designated Activity Co.
6.38% due 04/29/29[3]	1,000,000	1,031,693
LKQ Corp.
6.25% due 06/15/33[9]	950,000	997,725
Air Canada
4.63% due 08/15/29[3]	CAD 1,050,000	758,867
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[3]	600,000	573,868
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[3]	485,000	511,604
Polaris, Inc.
6.95% due 03/15/29	450,000	482,597
Wabash National Corp.
4.50% due 10/15/28[3]	500,000	460,296
Hanesbrands, Inc.
9.00% due 02/15/31[3,9]	400,000	430,046
Hasbro, Inc.
6.05% due 05/14/34	350,000	362,260
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]	300,000	275,321
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3]	250,000	233,898
Station Casinos LLC
4.63% due 12/01/31[3]	200,000	185,663
Total Consumer, Cyclical		15,357,912
Industrial - 2.9%
AP Grange Holdings
6.50% due 03/20/45†††	2,400,000	2,400,000
5.00% due 03/20/45†††	300,000	300,000
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[9]	1,300,000	1,064,540
LBJ Infrastructure Group LLC
3.80% due 12/31/57[3]	1,500,000	1,025,184
Cellnex Finance Company S.A.
3.88% due 07/07/41[3]	1,250,000	1,023,698
TD SYNNEX Corp.
6.10% due 04/12/34	850,000	883,689
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	879,880
Boeing Co.
6.86% due 05/01/54[3]	450,000	484,531
6.53% due 05/01/34[3]	350,000	370,689
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[3,9]	1,000,000	802,388
Deuce FinCo plc
5.50% due 06/15/27[3]	GBP 500,000	635,311
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[3]	600,000	601,470
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]	575,000	586,594
Dyal Capital Partners III (A) LP
6.55% due 06/15/44†††	560,000	574,966
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[3]	400,000	344,700
Total Industrial		11,977,640
Energy - 2.5%
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	2,098,816
Valero Energy Corp.
4.00% due 06/01/52[9]	2,450,000	1,870,518
ITT Holdings LLC
6.50% due 08/01/29[3]	1,250,000	1,178,657
NuStar Logistics, LP
6.38% due 10/01/30	1,000,000	1,044,732

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
CORPORATE BONDS†† - 33.1% (continued)
Energy - 2.5% (continued)
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
4.88% due 02/01/31	1,000,000	$982,159
Venture Global LNG, Inc.
9.88% due 02/01/32[3]	750,000	833,250
Greensaif Pipelines Bidco SARL
6.10% due 08/23/42[3]	300,000	307,758
6.51% due 02/23/42[3]	200,000	212,778
Global Partners Limited Partnership / GLP Finance Corp.
8.25% due 01/15/32[3]	450,000	467,807
Kinder Morgan, Inc.
5.20% due 06/01/33	400,000	400,917
Parkland Corp.
4.63% due 05/01/30[3]	300,000	280,585
Viper Energy, Inc.
7.38% due 11/01/31[3]	200,000	212,372
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[3]	200,000	207,943
EnLink Midstream Partners, LP
5.60% due 04/01/44	150,000	141,790
CVR Energy, Inc.
5.75% due 02/15/28[3]	125,000	117,880
Buckeye Partners, LP
4.35% due 10/15/24	83,000	82,644
Total Energy		10,440,606
Communications - 2.4%
British Telecommunications plc
4.88% due 11/23/81[3,4,9]	1,700,000	1,554,876
McGraw-Hill Education, Inc.
8.00% due 08/01/29[3]	850,000	846,464
5.75% due 08/01/28[3]	300,000	294,037
Rogers Communications, Inc.
4.50% due 03/15/42	1,150,000	1,014,895
Corning, Inc.
4.38% due 11/15/57[9]	1,200,000	989,293
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53	1,200,000	982,652
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[3]	1,150,000	928,628
Altice France S.A.
5.50% due 10/15/29[3]	900,000	624,456
5.13% due 07/15/29[3]	350,000	244,191
Vodafone Group plc
5.13% due 06/04/81[4]	1,100,000	862,935
Sunrise FinCo I B.V.
4.88% due 07/15/31[3]	700,000	651,511
Level 3 Financing, Inc.
11.00% due 11/15/29[3]	347,400	380,857
CSC Holdings LLC
11.25% due 05/15/28[3]	250,000	222,172
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	193,767
Total Communications		9,790,734
Technology - 1.2%
Broadcom, Inc.
3.19% due 11/15/36[3,9]	1,300,000	1,075,652
Foundry JV Holdco LLC
6.40% due 01/25/38[3]	550,000	569,219
5.88% due 01/25/34[3]	400,000	401,599
Oracle Corp.
3.95% due 03/25/51	1,100,000	850,595
TeamSystem S.p.A.
7.19% due 07/31/31	EUR 700,000	773,866
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[9]	800,000	720,879
Dye & Durham Ltd.
8.63% due 04/15/29[3]	310,000	324,823
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[3]	200,000	206,498
Total Technology		4,923,131
Utilities - 1.2%
Brooklyn Union Gas Co.
6.39% due 09/15/33[3,9]	2,000,000	2,123,072
Ohio Edison Co.
5.50% due 01/15/33[3,9]	950,000	973,550
Alexander Funding Trust II
7.47% due 07/31/28[3,9]	900,000	966,802
NRG Energy, Inc.
7.00% due 03/15/33[3]	450,000	494,984
Black Hills Corp.
5.95% due 03/15/28	200,000	208,657
Total Utilities		4,767,065
Basic Materials - 0.8%
Alcoa Nederland Holding B.V.
4.13% due 03/31/29[3]	1,100,000	1,048,017
ArcelorMittal S.A.
6.55% due 11/29/27[9]	900,000	948,823
SK Invictus Intermediate II SARL
5.00% due 10/30/29[3]	700,000	660,611
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[3]	600,000	591,204
Mirabela Nickel Ltd.
due 06/24/19†††,2,13	96,316	482
Total Basic Materials		3,249,137
Transporation - 0.1%
Stolthaven Houston, Inc.
5.98% due 07/17/34†††	400,000	408,670

Total Corporate Bonds
(Cost $144,708,609)		136,578,621
ASSET-BACKED SECURITIES†† - 13.5%
Financial - 4.2%
Lightning A
5.50% due 03/01/37†††	5,190,523	4,837,584

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 13.5% (continued)
Financial - 4.2% (continued)
Thunderbird A
5.50% due 03/01/37†††	5,153,922	$4,803,472
HV Eight LLC
7.48% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR 1,487,312	1,626,830
KKR Core Holding Company LLC
4.00% due 08/12/31†††	1,408,206	1,301,415
Project Onyx I
8.45% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††	1,184,391	1,182,104

Endo Luxembourg Finance Co I SARL / Endo US, Inc.
7.40% due 09/30/45†††	1,000,000	1,042,608
LVNV Funding LLC
7.80% due 11/05/28†††	650,000	689,581
6.84% due 06/12/29†††	200,000	205,811
Ceamer Finance LLC
6.92% due 11/15/37†††	893,504	893,539
Project Onyx II
8.45% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 01/26/27◊,†††	338,217	336,033
Total Financial		16,918,977
Collateralized Loan Obligations - 3.0%
Cerberus Loan Funding XLIV LLC
2024-5A C, 9.50% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%) due 01/15/36◊,3	1,400,000	1,407,918
Cerberus Loan Funding XLII LLC
2023-3A C, 9.44% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%) due 09/13/35◊,3	1,250,000	1,251,391
Cerberus Loan Funding XLVII LLC
2024-3A C, 7.95% (3 Month Term SOFR + 2.55%, Rate Floor: 2.55%) due 07/15/36◊,3	1,200,000	1,200,000
Owl Rock CLO I LLC
2024-1A C, 9.38% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/20/36◊,3	1,050,000	1,053,778
Cerberus Loan Funding XLV LLC
2024-1A C, 8.45% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 04/15/36◊,3	1,000,000	1,003,226
Cerberus Loan Funding XLVI, LP
2024-2A C, 8.36% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 07/15/36◊,3	950,000	949,753
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 8.63% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 04/20/37◊,3	800,000	801,750
Carlyle Direct Lending CLO LLC
2024-1A BR, 8.07% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/15/36◊,3	800,000	799,939
Cerberus Loan Funding XL LLC
2023-1A C, 9.70% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%) due 03/22/35◊,3	750,000	754,384
Fortress Credit BSL XV Ltd.
2024-2A CR, 7.88% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 10/18/33◊,3	650,000	656,450
KREF Ltd.
2021-FL2 AS, 6.75% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,3	650,000	635,590
Owl Rock CLO XVI LLC
2024-16A C, 8.58% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%) due 04/20/36◊,3	600,000	604,640
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 8.33% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 04/20/37◊,3	500,000	499,967
Madison Park Funding LVIII Ltd.
2024-58A D, 8.97% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%) due 04/25/37◊,3	400,000	404,053
Ares Direct Lending CLO 1 LLC
2024-1A B, 7.59% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%) due 04/25/36◊,3	250,000	250,266
WhiteHorse X Ltd.
2015-10A E, 10.85% (3 Month Term SOFR + 5.56%, Rate Floor: 5.30%) due 04/17/27◊,3	105,030	105,048
BNPP IP CLO Ltd.
2014-2A E, 10.77% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%) due 10/30/25◊,3	288,083	96,099

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 13.5% (continued)
Collateralized Loan Obligations - 3.0% (continued)
WhiteHorse VIII Ltd.
2014-1A E, 10.06% (3 Month Term SOFR + 4.81%, Rate Floor: 0.00%) due 05/01/26◊,3	65,397	$51,913
Total Collateralized Loan Obligations		12,526,165
Infrastructure - 2.1%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]	5,000,000	4,759,186
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[3]	1,900,000	1,940,430
2024-1A, 6.67% due 06/20/54[3]	100,000	103,668
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[3]	850,000	847,865
2024-1A, 6.28% due 03/25/54[3]	150,000	153,655
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	1,000,000	939,392
Total Infrastructure		8,744,196
Transport-Aircraft - 1.7%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[3,10]	2,255,979	2,115,567
AASET Trust
2024-1A, 6.26% due 05/16/49[3]	592,542	612,109
2021-2A, 2.80% due 01/15/47[3]	361,194	327,424
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	1,006,359	923,608
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	792,703	762,200
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	771,282	733,570
Start Ltd.
2018-1, 4.09% due 05/15/43[3]	752,141	711,417
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[3]	509,661	471,458
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[3]	257,863	247,032
Total Transport-Aircraft		6,904,385
Whole Business - 0.9%
Subway Funding LLC
2024-1A, 6.51% due 07/30/54[3]	950,000	992,110
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	990,000	970,693
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[3]	1,165,000	969,593
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[3]	952,500	922,340
2021-1A, 2.39% due 04/25/51[3]	48,375	43,751
Total Whole Business		3,898,487
Net Lease - 0.6%
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[3]	988,542	1,024,878
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[3]	996,250	961,799
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[3]	500,000	444,645
Total Net Lease		2,431,322
Single Family Residence - 0.5%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[3]	1,000,000	985,879
2020-SFR2, 4.50% due 10/19/37[3]	400,000	387,547
2020-SFR2, 4.00% due 10/19/37[3]	400,000	386,867
2020-SFR2, 3.37% due 10/19/37[3]	250,000	240,713
Total Single Family Residence		2,001,006
Insurance - 0.4%
Obra Longevity
8.48% due 06/30/39†††	1,170,000	1,184,604
CHEST
7.13% due 03/15/43†††	475,000	494,796
Total Insurance		1,679,400

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 13.5% (continued)
Unsecured Consumer Loans - 0.1%
Service Experts Issuer LLC
2024-1A, 6.39% due 11/20/35[3]	333,206	$341,215
Total Asset-Backed Securities
(Cost $55,690,389)		55,445,153
SENIOR FLOATING RATE INTERESTS††,◊ - 9.0%
Consumer, Cyclical - 2.4%
FR Refuel LLC
10.11% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28	1,275,378	1,249,870
Zephyr Bidco Ltd.
10.45% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 07/20/28	GBP 900,000	1,185,931
First Brands Group LLC
10.51% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	1,090,907	1,076,245
Crash Champions Inc.
9.85% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/23/29	1,060,000	1,032,620
Alexander Mann
11.49% (2 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	992,500	966,447
MB2 Dental Solutions, LLC
11.25% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 02/13/31†††	904,764	899,466
Pacific Bells LLC
10.10% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	746,468	745,304
Accuride Corp.
11.93% (3 Month Term SOFR + 1.00%, Rate Floor: 2.00%) (in-kind rate was 5.87%) due 05/18/26[11]	716,561	479,379
15.25% (1 Month Term SOFR) (in-kind rate was 15.25%) due 09/30/24[11]	151,881	144,648
Scientific Games Corp.
8.32% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/04/29	600,000	597,078
The Facilities Group
10.64% ((3 Month Term SOFR + 5.59%) and (6 Month Term SOFR + 5.59%), Rate Floor: 6.59%) due 11/30/27†††	492,686	484,323
NFM & J LLC
11.10% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	484,698	476,471
ImageFIRST Holdings LLC
9.39% ((1 Month Term SOFR + 4.25%) and (3 Month Term SOFR + 4.25%), Rate Floor: 5.00%) due 04/27/28†††	416,295	415,254
Total Consumer, Cyclical		9,753,036
Consumer, Non-cyclical - 2.0%
Midwest Veterinary Partners LLC
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 04/27/28	1,218,750	1,221,797
PetIQ LLC
9.64% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/13/28	1,046,104	1,044,148
Women's Care Holdings, Inc.
9.85% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	1,049,689	974,458
PlayCore
9.75% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 02/20/30	899,000	901,104
Quirch Foods Holdings LLC
10.64% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/27/27	946,524	890,991
LaserAway Intermediate Holdings II LLC
11.30% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	775,224	769,409
Blue Ribbon LLC
11.58% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	991,875	631,705
Gibson Brands, Inc.
10.58% (6 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/11/28	487,500	457,641
Southern Veterinary Partners LLC
9.00% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 10/05/27	422,569	424,323
Florida Food Products LLC
10.36% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28	436,010	380,964
HAH Group Holding Co. LLC
10.35% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27	253,191	252,768

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 9.0% (continued)
Consumer, Non-cyclical - 2.0% (continued)
VC GB Holdings I Corp.
9.10% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/21/28	249,361	$248,772
Total Consumer, Non-cyclical		8,198,080
Technology - 1.5%
Polaris Newco LLC
8.94% ((3 Month Term SOFR + 3.50%) and (Commercial Prime Lending Rate + 2.50%), Rate Floor: 3.50%) due 06/04/26†††	1,931,700	1,846,672
Sitecore Holding III A/S
13.30% (6 Month Term SOFR + 7.00%, Rate Floor: 7.50%) (in-kind rate was 0.75%) due 03/12/29†††,11	1,018,061	1,009,423
Aston FinCo SARL
9.72% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 774,110	938,657
Sitecore Holding III A/S
10.80% (6 Month EURIBOR + 7.00%, Rate Floor: 7.00%) due 03/12/29	EUR 751,137	823,082
Datix Bidco Ltd.
10.70% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 04/25/31†††	GBP 472,000	615,073
10.82% (1 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 04/30/31†††	140,000	138,920
Modena Buyer LLC
9.83% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31	550,000	526,394
Atlas CC Acquisition Corp.
9.57% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 05/25/28	189,962	144,031
Total Technology		6,042,252
Industrial - 1.4%
Inspired Finco Holdings Ltd.
7.59% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/28/31	EUR 1,000,000	1,107,970
Arcline FM Holdings LLC
9.65% (6 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††	951,699	956,905
Dispatch Terra Acquisition LLC
9.73% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,115,500	941,203
CapStone Acquisition Holdings, Inc.
10.19% (1 Month Term SOFR + 4.85%, Rate Floor: 5.85%) due 11/12/27†††	924,782	920,569
Merlin Buyer, Inc.
9.25% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	570,809	567,242
Michael Baker International LLC
10.00% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 12/01/28†††	400,000	401,500
TK Elevator Midco GmbH
6.61% (1 Week EURIBOR + 3.00%, Rate Floor: 3.00%) due 01/29/27†††	EUR 327,115	346,723
Merlin Buyer, Inc.
10.00% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28†††	297,739	297,739
Integrated Power Services Holdings, Inc.
9.86% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	281,002	280,153
ILPEA Parent, Inc.
9.25% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 06/22/28†††	99,821	99,821
Total Industrial		5,919,825
Financial - 1.0%
Eisner Advisory Group
9.25% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	995,000	995,746
Higginbotham Insurance Agency, Inc.
9.75% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	1,000,000	991,963
Citadel Securities, LP
7.50% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/29/30	980,060	981,775
Ardonagh Midco 3 plc
9.90% (6 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/16/31†††	587,952	579,764
HighTower Holding LLC
8.75% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/21/28	345,464	345,896
Tegra118 Wealth Solutions, Inc.
9.13% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	348,187	331,867
Total Financial		4,227,011
Communications - 0.7%
FirstDigital Communications LLC
11.75% (Commercial Prime Lending Rate + 3.25%, Rate Floor: 4.00%) due 12/17/26†††	1,240,625	1,212,617

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 9.0% (continued)
Communications - 0.7% (continued)
Level 3 Financing, Inc.
11.84% (1 Month Term SOFR + 6.56%, Rate Floor: 6.56%) due 04/15/30	501,827	$503,835
11.84% (1 Month Term SOFR + 6.56%, Rate Floor: 6.56%) due 04/15/29	498,173	500,873
Syndigo LLC
9.86% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 12/15/27	922,440	916,674
Total Communications		3,133,999
Total Senior Floating Rate Interests
(Cost $38,162,543)		37,274,203
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.2%
Residential Mortgage-Backed Securities - 1.5%
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	1,833,111	1,717,707
OBX Trust
2024-NQM5, 6.51% due 01/25/64[3]	750,000	768,981
2022-NQM8, 6.10% due 09/25/62[3,10]	400,316	401,139
2024-NQM6, 6.85% due 02/25/64[3,10]	335,282	339,955
Top Pressure Recovery Turbines
7.51% due 11/01/69	1,397,897	1,409,080
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,10]	506,006	504,181
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,3	500,000	458,764
FIGRE Trust
2024-HE1, 6.17% (WAC) due 03/25/54◊,3	271,909	276,510
LSTAR Securities Investment Ltd.
2024-1, 8.45% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,3	197,814	196,651
Total Residential Mortgage-Backed Securities		6,072,968
Commercial Mortgage-Backed Securities - 0.6%
BXHPP Trust
2021-FILM, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,3	1,250,000	1,177,563
BX Trust
2024-VLT4, 7.78% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%) due 07/15/29◊,3	1,150,000	1,142,453
Total Commercial Mortgage-Backed Securities		2,320,016
Military Housing - 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/55◊,3,12	6,696,478	419,015
2015-R1, 6.01% (WAC) due 11/25/52◊,2	83,016	76,260
Total Military Housing		495,275
Total Collateralized Mortgage Obligations
(Cost $9,039,694)		8,888,259
FOREIGN GOVERNMENT DEBT†† - 0.2%

Panama Government International Bond
4.50% due 01/19/63	1,250,000	849,715
Total Foreign Government Debt
(Cost $1,242,372)		849,715
Total Investments - 125.0%
(Cost $541,398,540)		$ 514,849,980
Other Assets & Liabilities, net - (25.0)%		(102,903,136)
Total Net Assets - 100.0%		$ 411,946,844

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Receive	Unrealized Depreciation**
J.P. Morgan Securities LLC	ICE	ITRAXX.EUR.41.V1	1.00%	Quarterly	06/20/29	EUR 920,000	$(21,711)	$(20,462)	$(1,249)
J.P. Morgan Securities LLC	ICE	CDX.NA.IG.42.V1	1.00%	Quarterly	06/20/29	10,336,170	(229,179)	(205,319)	(23,860)
							$(250,890)	$(225,781)	$(25,109)

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	CAD	Buy	24,000	17,676 USD	09/17/24	$145
Morgan Stanley Capital Services LLC	CAD	Sell	1,048,000	764,875 USD	09/17/24	(13,292)
Barclays Bank plc	EUR	Sell	4,174,000	4,596,787 USD	09/17/24	(20,172)
Bank of America, N.A.	GBP	Sell	3,330,000	4,286,692 USD	09/17/24	(86,971)
						$(120,290)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation).
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
◊	Variable rate security. Rate indicated is the rate effective at August 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Affiliated issuer.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,203,343 (cost $6,882,728), or 1.5% of total net assets — See Note 6.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $121,772,657 (cost $125,629,131), or 29.6% of total net assets.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Special Purpose Acquisition Company (SPAC).
6	Rate indicated is the 7-day yield as of August 31, 2024.
7	Zero coupon rate security.
8	Perpetual maturity.
9	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of August 31, 2024, the total value of securities segregated was $113,547,088.
10	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at August 31, 2024. See table below for additional step information for each security.
11	Payment-in-kind security.
12	Security is an interest-only strip.
13	Security is in default of interest and/or principal obligations.
14	Taxable municipal bond issued as part of the Build America Bond program.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

CAD — Canadian Dollar
CDX.NA.IG.42.V1 — Credit Default Swap North American Investment Grade Series 42 Index Version 1
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.41.V1 — iTraxx Europe Series 41 Index Version 1
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

The following table summarizes the inputs used to value the Trust's investments at August 31, 2024 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 292,422	$ —	$ 39,974	$ 332,396
Preferred Stocks	—	8,084,262	99	8,084,361
Warrants	95	—	3	98
Money Market Funds	3,051,104	—	—	3,051,104
Municipal Bonds	—	264,346,070	—	264,346,070
Corporate Bonds	—	124,780,661	11,797,960	136,578,621
Asset-Backed Securities	—	36,846,776	18,598,377	55,445,153
Senior Floating Rate Interests	—	25,300,847	11,973,356	37,274,203
Collateralized Mortgage Obligations	—	8,888,259	—	8,888,259
Foreign Government Debt	—	849,715	—	849,715
Forward Foreign Currency Exchange Contracts**	—	145	—	145
Total Assets	$ 3,343,621	$ 469,096,735	$ 42,409,769	$ 514,850,125

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$ —	$ 25,109	$ —	$ 25,109
Forward Foreign Currency Exchange Contracts**	—	120,435	—	120,435
Unfunded Loan Commitments (Note 5)	—	—	60,451	60,451
Total Liabilities	$ —	$ 145,544	$ 60,451	$ 205,995

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $108,560,023 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at August 31, 2024	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$ 13,375,267	Yield Analysis	Yield	5.8%-7.2%	6.9%
Asset-Backed Securities	5,223,110	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	39,079	Enterprise Value	Valuation Multiple	2.9x-10.1x	4.0x
Common Stocks	895	Model Price	Liquidation Value	—	—
Corporate Bonds	3,836,596	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	3,430,257	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	2,700,482	Third Party Pricing	Trade Price	—	—
Corporate Bonds	1,830,625	Third Party Pricing	Broker Quote	—	—
Preferred Stocks	99	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	5,120,089	Yield Analysis	Yield	9.8%-11.6%	10.6%
Senior Floating Rate Interests	4,682,048	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	1,214,314	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	956,905	Third Party Pricing	Vendor Price	—	—
Warrants	3	Model Price	Liquidation Value	—	—
Total Assets	$ 42,409,769
Liabilities:
Unfunded Loan Commitments	$ 60,451	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended August 31, 2024, the Trust had securities with a total value of $5,831,270 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,454,787 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)continued	August 31, 2024

	Assets							Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$14,832,934	$5,929,078	$11,500,884	$4	$42,317	$1,482	$32,306,699	$(66,528)
Purchases/(Receipts)	2,614,444	3,399,550	1,319,756	-	-	-	7,333,750	(29,929)
(Sales, maturities and paydowns)/Fundings	(208,685)	(1,200,000)	(637,272)	-	(741)	-	(2,046,698)	4,712
Amortization of premiums/discounts	-	64	31,001	-	-	-	31,065	(2,325)
Total realized gains (losses) included in earnings	(374)	-	(14,819)	-	(311)	-	(15,504)	445
Total change in unrealized appreciation (depreciation) included in earnings	317,450	239,011	(129,812)	(1)	(1,291)	(1,383)	423,974	35,207
Transfers into Level 3	1,042,608	3,430,257	1,358,405	-	-	-	5,831,270	(2,033)
Transfers out of Level 3	-	-	(1,454,787)	-	-	-	(1,454,787)	-
Ending Balance	$18,598,377	$11,797,960	$11,973,356	$3	$39,974	$99	$42,409,769	$(60,451)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at August 31, 2024	$317,450	$188,731	$5,252	$(1)	$(1,589)	$(1,383)	$508,460	$33,942

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Trust. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Trust are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	10/15/26
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26
OBX Trust 2024-NQM6, 6.85% due 02/25/64	7.85%	04/01/28

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments. result in that company being considered an affiliated issuer.

Transactions during the period ended August 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/24	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 08/31/24	Shares 08/31/24
Common Stocks
BP Holdco LLC *	$18,932	$–	$–	$–	$–	$18,932	15,619

*	Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2024

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

For information on the Trust’s other significant accounting policies, please refer to the Trust’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Trust's investments (the “Fund Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser””) as the valuation designee to perform fair valuation determinations for theTrust with respect to all Trust investments and other assets. As the Trust’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and together with the Fund Valuation Procedures, the "Valuation Procedures") reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Trust's securities and other assets.

Valuations of the Trust's securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts ("ADRs") trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business.

Typically, loans are valued using information provided by pricing service provider, which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“Swaptions”) are valued using a price provided by a pricing service provider.

Interest rate swap agreements entered into by the Trust are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Trust are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative instruments, such factors may include obtaining information as to how (a) these contracts and other derivative instruments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative instruments trade in the cash market.

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invest will complete an acquisition or that any acquisitions that are completed will be profitable.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that the Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Trust may be at risk because of the counterparty’s inability to perform.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Trust utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Trust enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Trust if it is selling the credit protection. If the Trust utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Trust is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Trust’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 4 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust's financial statements. The Trust's U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At August 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 541,453,004	$ 16,743,782	$ (43,492,205)	$ (26,748,423)

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of August 31, 2024. The Trust is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of August 31, 2024, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Accuride Corp.	08/31/24		109,662	$5,222
Datix Bidco Ltd.	04/30/31		140,000	1,080
Integrated Power Services Holdings, Inc.	11/22/28		214,019	–
Lightning A	03/01/37		1,809,477	–
MB2 Dental Solutions, LLC	02/13/31		513,048	4,155
Obra Longevity	06/30/39		780,000	–
Polaris Newco LLC	06/04/26		418,300	18,412
RLDatix	04/30/30		123,500	953
Thunderbird A	03/01/37		1,846,078	–
TK Elevator Midco GmbH	01/29/27	EUR	672,885	30,629
				$60,451

* The face amount is denominated in U.S. dollars unless otherwise indicated. EUR - Euro

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2024

Note 6– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$6,710,405	$6,126,566
Finance Co I SARL/Endo US, Inc.	04/23/24	2,090	35
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 6.01% (WAC) due 11/25/52[1]	09/10/19	83,016	76,260
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	87,217	482
		$6,882,728	$6,203,343

[1]

Variable rate security.  Rate indicated is the rate effective at August 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.

Note 7 – Market Risks

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, issuers or particular industries or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Trust in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Trust’s investments and performance of the Trust.

OTHER INFORMATION	August 31, 2024

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.